UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Florida	0-49764	65-1082270

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

516 Paul Morris Drive, Englewood, Florida		34223

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (941) 681-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 18, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit No.	Item
99.1	Press Release dated May 18, 2005.

Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
Date: May 18, 2005	/s/ Scott M. Klein
	Name:	Scott M. Klein
	Title:	Chief Financial Officer (Principal Accounting Officer)